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                                                                  EXHIBIT 23.03



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 6, 1996, which appears on page 45 of the 1996 Annual Report on Form 10-K/A relating to the financial statements of The McKinley Group, Inc., which do not appear in the Annual Report on Form 10-K/A.






PRICE WATERHOUSE LLP
San Jose, California
April 30, 1998




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